                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                Pegasus Capital, LLC

Address:                             C/O Pegasus Capital Advisors, L.P.
                                     99 River Road
                                     Cos Cob, CT 06807

Date of Event Requiring Statement:   02/23/2016

Name:                                Pegasus Investors V (GP), L.L.C.

Address:                             C/O Pegasus Capital Advisors, L.P.
                                     99 River Road
                                     Cos Cob, CT 06807

Date of Event Requiring Statement:   02/23/2016

Name:                                Pegasus Investors V, L.P.

Address:                             C/O Pegasus Capital Advisors, L.P.
                                     99 River Road
                                     Cos Cob, CT 06807

Date of Event Requiring Statement:   02/23/2016

Name:                                Pegasus Partners V, L.P.

Address:                             C/O Pegasus Capital Advisors, L.P.
                                     99 River Road
                                     Cos Cob, CT 06807

Date of Event Requiring Statement:   02/23/2016

Name:                                LSGC Holdings III LLC

Address:                             C/O Pegasus Capital Advisors, L.P.
                                     99 River Road
                                     Cos Cob, CT 06807

Date of Event Requiring Statement:   02/23/2016